Retirement Plan	6 Months Ended
Jun. 30, 2021
Humacyte, Inc.
Retirement Plan

11. Retirement Plan

The Company maintains two defined contribution employee retirement plans, or 401(k) plans, for all employees upon their date of hire. The 401(k) plans are intended to qualify as tax-qualified plans under Section 401(k) of the Internal Revenue Code of 1986, as amended. The plans permit employees to contribute, on a pre-tax basis, a portion of their salary up to the Federally mandated limits. The Company matches an employee’s contribution up to 4% of the employee’s compensation. Contributions to the plans by the Company totaled $0.6 million for the year ended December 31, 2019, $0.6 million for the year ended December 31, 2020 and $0.3 million and $0.3 million for the six months ended June 30, 2020 and 2021 (unaudited), respectively.